                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 5, 2004 (March 4, 2004)


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


DELAWARE                                                    76-0511324

(State or other jurisdiction of                             (IRS Employer
Incorporation or organization)                              Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press release dated March 4, 2004, issued by the Company.


ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

         On March 4, 2004, the Company issued a press release announcing its results of operations for the three months ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report in Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  March 5, 2004

                                        SYNAGRO TECHNOLOGIES, INC.

                                        By:     /s/ J. PAUL WITHROW
                                           ------------------------------------
                                            (Senior Executive Vice President &
                                                Chief Financial Officer)

                                  EXHIBIT INDEX



EXHIBIT
NUMBER         DESCRIPTION
------         -----------
 99.1          Press release dated March 4, 2004, issued by the Company.